Exhibit 99.1 Live without Investor Presentation limits. August 2021Exhibit 99.1 Live without Investor Presentation limits. August 2021

Forward Looking Statements and Industry and Market Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this prospectus refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold. TRULIEVE IR PRESENTATION| AUGUST 2021 2

Management’s Use of Non-GAAP Financial Measures Our management uses financial measures that are not in accordance with generally accepted accounting principles in the United States, or GAAP, in addition to financial measures in accordance with GAAP to evaluate our operating results. These non- GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Adjusted EBITDA is a financial measure that is not defined under GAAP. Our management uses this non-GAAP financial measure and believes it enhances an investor’s understanding of our financial and operating performance from period to period because it excludes certain material non-cash items and certain other adjustments management believes are not reflective of our ongoing operations and performance. Adjusted EBITDA excludes from net income as reported interest, share-based compensation, tax, depreciation, amortization, acquisition and transaction costs, fair value step-up of inventory from acquisitions, non-cash expenses and other income. The financial measures noted above are metrics that have been adjusted from the GAAP net income measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove non-recurring, irregular and one-time items that may otherwise distort the GAAP net income measure. As noted above, our Adjusted EBITDA is not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income, which is the most directly comparable financial measure calculated and presented in accordance with GAAP. Because of these limitations, we consider, and you should consider, Adjusted EBITDA together with other operating and financial performance measures presented in accordance with GAAP. A reconciliation of Adjusted EBITDA from net income, the most directly comparable financial measure calculated in accordance with GAAP, has been included at the end of this presentation. TRULIEVE IR PRESENTATION | AUGUST 2021 3Management’s Use of Non-GAAP Financial Measures Our management uses financial measures that are not in accordance with generally accepted accounting principles in the United States, or GAAP, in addition to financial measures in accordance with GAAP to evaluate our operating results. These non- GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP. Adjusted EBITDA is a financial measure that is not defined under GAAP. Our management uses this non-GAAP financial measure and believes it enhances an investor’s understanding of our financial and operating performance from period to period because it excludes certain material non-cash items and certain other adjustments management believes are not reflective of our ongoing operations and performance. Adjusted EBITDA excludes from net income as reported interest, share-based compensation, tax, depreciation, amortization, acquisition and transaction costs, fair value step-up of inventory from acquisitions, non-cash expenses and other income. The financial measures noted above are metrics that have been adjusted from the GAAP net income measure in an effort to provide readers with a normalized metric in making comparisons more meaningful across the cannabis industry, as well as to remove non-recurring, irregular and one-time items that may otherwise distort the GAAP net income measure. As noted above, our Adjusted EBITDA is not prepared in accordance with GAAP, and should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA rather than net income, which is the most directly comparable financial measure calculated and presented in accordance with GAAP. Because of these limitations, we consider, and you should consider, Adjusted EBITDA together with other operating and financial performance measures presented in accordance with GAAP. A reconciliation of Adjusted EBITDA from net income, the most directly comparable financial measure calculated in accordance with GAAP, has been included at the end of this presentation. TRULIEVE IR PRESENTATION | AUGUST 2021 3

98 7 Dispensaries States (as of August 15, 2021) (including GA Notice of Intent to Award Class 1 Production License) 14 2.2Msq ft Consecutive Cultivation quarters in US profitability (as of June 30, 2021) (through June 30, 2021)98 7 Dispensaries States (as of August 15, 2021) (including GA Notice of Intent to Award Class 1 Production License) 14 2.2Msq ft Consecutive Cultivation quarters in US profitability (as of June 30, 2021) (through June 30, 2021)

Trulieve Timeline – A History of Firsts

2015
Won the First Medical Marijuana Application in Florida

2016
Opened first dispensary and served first patient

2017
Filed for (and won) ability to grandfather in 14 stores above the Florida cap

2018
Profitable since 2018

RTO on CSE

MA Acquisition

CA Acquisition

2019
First to sell smokable flower in Florida

CT Acquisition

2020
First to sell Edibles in the state of Florida

PA Acquisition

WV License

2021
Expected organic growth and expansion through M&A and application processes

WV Acquisitions

PA Acquisition

Harvest Acquisition*

GA License**

**Pending acquisition*
*** Notice of Intent to Award Class 1 Production License*

Trulieve

5 TRULIEVE IR PRESENTATION | AUGUST 2021

Harvest Health & Recreation Acquisition We believe the Trulieve and Harvest combination will expand our regional hub strategy and provide leading market positions in the most attractive markets. The combination will allow us to accelerate our national expansion strategy and go deeper in the markets we operate to support our vision of increasing access to cannabis through industry- leading retail stores, innovative high-quality products and brands and delivering optimal Cultivate customer experiences. Your PotentialHarvest Health & Recreation Acquisition We believe the Trulieve and Harvest combination will expand our regional hub strategy and provide leading market positions in the most attractive markets. The combination will allow us to accelerate our national expansion strategy and go deeper in the markets we operate to support our vision of increasing access to cannabis through industry- leading retail stores, innovative high-quality products and brands and delivering optimal Cultivate customer experiences. Your Potential

A Top Performing Multi-State Operator

Building our Hub Strategy – Combined Footprint with Harvest


CA
NV
AZ
CO
GA
FL
PA
WV
MD
MA
CT
Trulieve
HARVEST
Trulieve + HARVEST

CA AZ NV CO

SOUTHWEST
21 stores
375K sq. ft. cultivation & production

PA MA CT WV MD

NORTHEAST
22 stores
330K sq. ft. cultivation & production

GA FL

SOUTHEAST
99 stores
2.4 M sq. ft. cultivation & production

Combined
142 Stores
3.1M sq ft Cultivation & Processing
As of August 15, 2021

Operations Today
Florida
California
Connecticut
Pennsylvania
Massachusetts

Under Construction
West Virginia
Georgia

Expansion Coming via Harvest M&A
Arizona
Colorado
Maryland
Nevada

7 TRULIEVE IR PRESENTATION | AUGUST 2021

States Where we operate today 8 TRULIEVE IR PRESENTATION | AUGUST 2021States Where we operate today 8 TRULIEVE IR PRESENTATION | AUGUST 2021

SE HUB: Florida Original application state. Leader with number of firsts in the state. • 88 stores supported by ~2M sq ft cultivation as of August 15, 2021 • Outperform with 24% stores and 46% of market share at end Q2 2021 • Over 550,000 patients, or 94% of registered patients have visited a Trulieve store • State patient count grew 12% in Q2 to ~583,000 MJBiz estimates 2022 FL sales to be $1.2B - $1.4B TRULIEVE IR PRESENTATION | AUGUST 2021 9SE HUB: Florida Original application state. Leader with number of firsts in the state. • 88 stores supported by ~2M sq ft cultivation as of August 15, 2021 • Outperform with 24% stores and 46% of market share at end Q2 2021 • Over 550,000 patients, or 94% of registered patients have visited a Trulieve store • State patient count grew 12% in Q2 to ~583,000 MJBiz estimates 2022 FL sales to be $1.2B - $1.4B TRULIEVE IR PRESENTATION | AUGUST 2021 9

SE HUB: Georgia Won application and notified of intent to award one of two top Class I Production licenses in the state. • Plan to open a cultivation and production facility in Adel, GA • Will be allowed 5 dispensaries with the license • 16 qualifying conditions • Approximately 18,000 patients registered in the state MJBiz estimates 2022 GA sales to be $110M-$135M TRULIEVE IR PRESENTATION| AUGUST 2021 10

NE HUB: Pennsylvania

Entered the 5th most populated and limited license state via acquisitions of cultivation facility and dispensary portfolios.

- Cultivation operations in Pittsburgh
  - State-of-the-art cultivation & extraction facilities, expanding to meet market demand
    - Contiguous land available for expansion
  - Wholesales to 100% of the PA market
- 6 Stores located in two of the highest populated metro areas of Philadelphia and Pittsburgh.
- State patient count grew ~7% in Q2 to ~550,000



MJBiz estimates 2022 PA sales to be $1.2B - $1.4B

11 TRULIEVE IR PRESENTATION | AUGUST 2021

NE HUB: Massachusetts Launched operations for medical and adult use at the end of Q2 2021. • 140K sq ft cultivation and production facility in Holyoke, MA • 78K sq ft of cultivation and production • Opened first store in June 2021 and second store in August • Launching pad for new Trulieve brands • Wholesale to start in 2H21 • Estimates of ~94K patients and 1.3 -1.6M consumers in the state MJBiz estimates 2022 MA Sales to be $1.4B-$1.7B TRULIEVE IR PRESENTATION| AUGUST 2021 12NE HUB: Massachusetts Launched operations for medical and adult use at the end of Q2 2021. • 140K sq ft cultivation and production facility in Holyoke, MA • 78K sq ft of cultivation and production • Opened first store in June 2021 and second store in August • Launching pad for new Trulieve brands • Wholesale to start in 2H21 • Estimates of ~94K patients and 1.3 -1.6M consumers in the state MJBiz estimates 2022 MA Sales to be $1.4B-$1.7B TRULIEVE IR PRESENTATION| AUGUST 2021 12

NE HUB: Connecticut Latest state to approve adult use with plans to roll out in 2022. • Acquisition of The Healing Corner in Bristol, CT in 2019 • Rebranded to Trulieve Q1 2020 • Outperforms as one of 18 dispensaries in the state, yet serves approximately 9% of medical patient population • State registry grew ~4% in Q2 to ~54,000 patients MJBiz estimates 2022 CT sales to be $170M-$210M (Estimate prior to legalization in June 2021) TRULIEVE IR PRESENTATION| AUGUST 2021 13NE HUB: Connecticut Latest state to approve adult use with plans to roll out in 2022. • Acquisition of The Healing Corner in Bristol, CT in 2019 • Rebranded to Trulieve Q1 2020 • Outperforms as one of 18 dispensaries in the state, yet serves approximately 9% of medical patient population • State registry grew ~4% in Q2 to ~54,000 patients MJBiz estimates 2022 CT sales to be $170M-$210M (Estimate prior to legalization in June 2021) TRULIEVE IR PRESENTATION| AUGUST 2021 13

NE HUB: West Virginia Entered state through processor and dispensary application wins. • Broadened reach in the state and created a vertical with the acquisition of cultivation and dispensaries licenses • First to commence operations in the state and get plants in ground in July 2020 • Creates a vertical operation in a well-located, low-cost state ready for future developments • 2,300 registered patients as of June 2021 MJBiz estimates 2022 WV sales to be $5M-$6M TRULIEVE IR PRESENTATION| AUGUST 2021 14NE HUB: West Virginia Entered state through processor and dispensary application wins. • Broadened reach in the state and created a vertical with the acquisition of cultivation and dispensaries licenses • First to commence operations in the state and get plants in ground in July 2020 • Creates a vertical operation in a well-located, low-cost state ready for future developments • 2,300 registered patients as of June 2021 MJBiz estimates 2022 WV sales to be $5M-$6M TRULIEVE IR PRESENTATION| AUGUST 2021 14

SW HUB: California This location is used for research & development to gain insights into west coast brands. • Acquisition of Leef Industries • Dispensary in Palm Springs, California • Opened in May 2018 • Licensed medical/adult-use cannabis dispensary • Estimates of 6-7M consumers in the state MJBiz estimates 2022 CA sales to be $5.3B-$6.2B TRULIEVE IR PRESENTATION| AUGUST 2021 15SW HUB: California This location is used for research & development to gain insights into west coast brands. • Acquisition of Leef Industries • Dispensary in Palm Springs, California • Opened in May 2018 • Licensed medical/adult-use cannabis dispensary • Estimates of 6-7M consumers in the state MJBiz estimates 2022 CA sales to be $5.3B-$6.2B TRULIEVE IR PRESENTATION| AUGUST 2021 15

Brands Opportunity for all consumers to live their best life Brands Opportunity for all consumers to live their best life

Our new brand portfolio

In addition to our Trulieve branded portfolio, we recently launched a new family of products:

Muse



Unlock what is within

The Muse product line awakens creativity, giving you permission to let go and inspiring you to unlock what is within.

Sweet Talk



You know you want some

Craveable confections infused with high-quality cannabis, the taste of Sweet Talk is the treat that's sure to leave a big smile on your face.

Momenta


MOMENTA

Empower your wellness journey

Committed to doing the best by your body each and every day, to empower your personal progress and contribute to your overall well-being.

Cultivar Collection


SATIVA
CULTIVAR
Collection

Crafted for an Elevated Experience

A premium group of small-batch, top-shelf cannabis. Each unique strain is hand-grown and carefully bred to deliver undeniably rich flavor and potent terpenes.

TRULIEVE IR PRESENTATION | AUGUST 2021

Bringing New Innovations to Market Designed to provide a growing variety of offerings for patients and consumers. • R&D teams and an Innovation Lab to explore and deliver new product offerings • National brand partnerships • Carefully curated local partners • Future-focused and ready as market offerings change — Such as high-end extraction, hydrocarbon offerings in FL TRULIEVE IR PRESENTATION | AUGUST 2021 18Bringing New Innovations to Market Designed to provide a growing variety of offerings for patients and consumers. • R&D teams and an Innovation Lab to explore and deliver new product offerings • National brand partnerships • Carefully curated local partners • Future-focused and ready as market offerings change — Such as high-end extraction, hydrocarbon offerings in FL TRULIEVE IR PRESENTATION | AUGUST 2021 18

Go-to-Market Strategy

Providing the highest quality products, premier national brands, cherished local brands and the best consumer experience.

Large & growing product line

700+ SKUs with multiple concentration ratios and strains




CULTIVAR

Muse


Powerful brand name partnerships

Helping markets grow faster with national brand names

LOVE'S OVEN

BLUE RIVER

binske

Bhang

Building trust with local brands

Local brands build community support

SUNSHINE CANNABIS

BELLAMY BROTHERS

BLACK TUNA

Wholesale distribution

Extend brands in approved states. PA wholesales to 100% of market. MA wholesale launch in 2H 2021.



Pennsylvania



Massachusetts

Trulieve

19 TRULIEVE IR PRESENTATION | AUGUST 2021

Financial Highlights As of Q2 2021 TRULIEVE IR PRESENTATION | AUGUST 2021 20Financial Highlights As of Q2 2021 TRULIEVE IR PRESENTATION | AUGUST 2021 20

Q2 2021 Results

Highlights

In millions	Year Ended Dec 31 2020	3 Mo Ended Mar 31 2021	3 Mo Ended June 30 2021
Total Revenue	**$521.5**	**$193.8**	**$215.1**
Gross Profit	**$386.4**	**$135.3**	**$144.5**
Operating Expenses	**$155.5**	**$57.3**	**$61.5**
Net Income	**$63.0**	**$30.1**	**$40.9**
Adj. EBITDA[1]	**$251.0**	**$90.8**	**$94.9**

REVENUE

QoQ % Change
11%
YoY % Change
78%

Adj. EBITDA

QoQ % Change
4%
YoY % Change
55%

1. Adjusted EBITDA is a non-GAAP financial measure. See slide 3 for disclosure regarding management's use of non-GAAP financial measures and slide 27 for a reconciliation to GAAP.

TRULIEVE IR PRESENTATION | AUGUST 2021

Strong Growth and Margin Profile FY2021 Guidance GUIDANCE: Incorporates our expansion $815-$850 into Massachusetts and $521.5 West Virginia as well as REVENUE in US$ millions continued growth in $252.8 Florida, Pennsylvania, Connecticut, and $102.8 California. Targeting 114 Stores by year end. 2021E Based on these markets, current regulations, and 2020A GUIDANCE: foreseeable store growth, 44% $355 - $375 2019A we have provided 48% $251.0 guidance of: 2018A aEBITDA in US$ millions $815M to $850M in revenue $126.4 50% Generating $355M to 44% $51.2 $375M in adjusted EBITDA Source: Management estimates TRULIEVE IR PRESENTATION| AUGUST 2021 22Strong Growth and Margin Profile FY2021 Guidance GUIDANCE: Incorporates our expansion $815-$850 into Massachusetts and $521.5 West Virginia as well as REVENUE in US$ millions continued growth in $252.8 Florida, Pennsylvania, Connecticut, and $102.8 California. Targeting 114 Stores by year end. 2021E Based on these markets, current regulations, and 2020A GUIDANCE: foreseeable store growth, 44% $355 - $375 2019A we have provided 48% $251.0 guidance of: 2018A aEBITDA in US$ millions $815M to $850M in revenue $126.4 50% Generating $355M to 44% $51.2 $375M in adjusted EBITDA Source: Management estimates TRULIEVE IR PRESENTATION| AUGUST 2021 22

Significant Opportunity for Value Creation

Regulatory Opportunities
- SAFE Banking Act passing would:
  - Offer traditional banking loans/mortgages
- Federal legalization -- MORE Act/STATES/CAOA Act
  - If legalized, or moved to a schedule III or lower, 280E taxes would change, reducing tax payments
  - Potential access to US Exchanges

State Opportunities

FL – Potential for Adult-Use -- 130M Tourists in Florida in 2019, 80M in 2020 during COVID

CT – Adult-use approved – 2022

PA – Northeast markets are well-positioned and anticipating adult-use

MA – Wholesale allowed

GA/WV– Early market entrant

Expansion
- Strategic opportunities through M&A pipeline
- Explore attractive state license application processes

Execution
- Maintaining market leadership in Florida
- Implementing efficiencies and automation
- Capitalizing on M&A and other growth opportunities

Momentum
- Building strong foundation for next regulatory catalyst
- Leading profitability offers significant foundation and capacity for growth

Trulieve

23 TRULIEVE IR PRESENTATION | AUGUST 2021

Relax APPENDIX Revive RelateRelax APPENDIX Revive Relate

Executive Management Team



KIM RIVERS
Chief Executive Officer

15 years of experience running successful businesses from real estate to finance. Legal background in M&A and securities law. Rivers serves as second vice chair for the National Cannabis Roundtable. She received her Bachelor's degree in Multinational Business and Political Science from Florida State University, and her Juris Doctorate from the University of Florida.



ALEX D'AMICO
Chief Financial Officer

20 years of accounting and finance experience in technology, healthcare entertainment and advertising.

.



KYLE LANDRUM
Chief Production Officer

10 years of multi-site operations management and successfully led large teams to achieve company goals.



TIM MOREY
Chief Sales Officer

20 years of of retail leadership and operations experience



ERIC POWERS
Chief Legal Officer

25 years of broad legal experience with a background in corporate and tax law, both in-house and private practice.

Trulieve

25 TRULIEVE IR PRESENTATION | AUGUST 2021

Board of Directors

KIM RIVERS, Chief Executive Officer

Experienced entrepreneur running a number of successful businesses. Several years in private practice as a lawyer specializing in mergers, acquisitions, and securities for multi-million dollar companies.

Bachelor's in Multinational Business and Political Science, Juris Doctorate from the University of Florida.

GIANNELLA ALVAREZ, Director

Experience in strategic planning, branding, innovation, consumer insights, technology, and scaling and leading multi-billion dollar businesses.

Previously CEO of Beanitos, Inc., a privately held snack food company, and Harmless Harvest, Inc., a privately held organic food and beverage company. Her experience includes senior global leadership roles at The Coca-Cola Company, The Procter and Gamble Co. and Kimberly Clark.

RICHARD MAY, Director

President and Co-Owner of May Nursery, Inc. where he has 18 years of growing and managing experience.

He has served on several agricultural and civic boards including the Southern Nursery Association and the Gadsden County Chamber of Commerce. May is a founding member of Trulieve.

JANE MORREAU, Director

Seasoned global finance executive with a broad skillset and expertise

Experience includes supply chain management, manufacturing operations, information technology, retail operations, mergers and acquisitions and corporate strategy. Morreau is currently employed as the Executive Vice President and Chief Financial Officer of Brown-Forman Corporation, a position she has held since 2014.

PETER T. HEALY , Lead Director

Attorney with a focus on capital markets, M&A, & private equity transactions. Clients have included corporate issuers, Wall Street underwriters, and private equity firms.

Substantial experience representing issuers and underwriters in public offerings and private placements, private equity firms and sovereign wealth funds in their investment activities, and corporate boards in governance matters and strategic transactions.

THAD BESHEARS, Director

Co-Owner/President of Simpson Nurseries of FL and TN where he develops and implements strategic vision while monitoring the market for opportunities for growth and expansion.

Responsible for all sales operations, production, and inventory tracking. Under his guidance and oversight, the company has more than doubled their annual sales.

THOMAS MILLNER, Director

Strong combination of executive leadership, merchandising and multichannel operational skills, and a philanthropic background.

Served as CEO of Cabela's, a direct marketer and specialty retailer of outdoor recreation merchandise, for nearly a decade. Prior to Cabela's, Milner spent 14 years as president and CEO of North Carolina's Remington Arms Company.

SUSAN THRONSON, Director

Experienced independent director with global digital, ecommerce and loyalty marketing experience

Thronson was Senior Vice President of Global Marketing for Marriott International, leading Marriott's worldwide integrated marketing strategy and execution for its 15 hotel brands.

26

Trulieve

Reconciliation of Non-GAAP Adjusted EBITDA Reconciliation of Non-GAAP Adjusted For the Three Months Ended For the Six Months Ended For the Three Months Ended, EBITDA June, June, (Figures in millions and % change based on June 30, March 31, % change 2021 2020 % change 2021 2020 % change these figures) 2021 2021 Net Income (GAAP) 4 0.9 30.1 36% $ 40.9 $ 18.9 116% $ 71.0 $ 42.5 67% Add (Deduct) Impact of: Depreciation and Amortization 6.7 5.4 23% $ 6 .7 $ 3 .1 115% $ 12.1 $ 5 .3 128% Depreciation included in Cost of Goods Sold 5.0 3.7 37% $ 5.0 $ 2.4 110% $ 8 .7 $ 4 .9 0% Interest Expense, Net 6.6 7.9 -16% $ 6 .6 $ 5.3 25% $ 14.5 $ 11.2 30% Share-Based Compensation 0.7 0.7 1% $ 0 .7 $ 0.5 61% $ 1.5 $ 1.7 -12% Other Expense (Income), Net (0.3) 0.0 -1000% $ (0.3) $ 5.0 -107% $ (0.3) $ 0 .0 -4314% Provision for Income Taxes 29.1 34.5 -16% $ 29.1 $ 23.3 25% $ 63.7 $ 41.2 55% Acquisition and Transaction Costs 4.5 2.0 118% $ 4 .5 $ - $ 6 .5 $ - Covid Related Expenses 1.7 3.8 -56% $ 1 .7 $ 3.0 -43% $ 5 .5 $ 3 .1 79% Inventory Step up, Fair Value - 2.5 -100% $ - $ - $ 2 .5 $ - Total Adjustments 5 4.0 60.7 -11% $ 54.0 $ 42.5 27% $ 114.7 $ 67.3 70% Adjusted EBITDA 9 4.9 90.8 4% $ 94.9 $ 61.4 55% $ 185.7 $ 109.9 69% TRULIEVE IR PRESENTATION | AUGUST 2021 27Reconciliation of Non-GAAP Adjusted EBITDA Reconciliation of Non-GAAP Adjusted For the Three Months Ended For the Six Months Ended For the Three Months Ended, EBITDA June, June, (Figures in millions and % change based on June 30, March 31, % change 2021 2020 % change 2021 2020 % change these figures) 2021 2021 Net Income (GAAP) 4 0.9 30.1 36% $ 40.9 $ 18.9 116% $ 71.0 $ 42.5 67% Add (Deduct) Impact of: Depreciation and Amortization 6.7 5.4 23% $ 6 .7 $ 3 .1 115% $ 12.1 $ 5 .3 128% Depreciation included in Cost of Goods Sold 5.0 3.7 37% $ 5.0 $ 2.4 110% $ 8 .7 $ 4 .9 0% Interest Expense, Net 6.6 7.9 -16% $ 6 .6 $ 5.3 25% $ 14.5 $ 11.2 30% Share-Based Compensation 0.7 0.7 1% $ 0 .7 $ 0.5 61% $ 1.5 $ 1.7 -12% Other Expense (Income), Net (0.3) 0.0 -1000% $ (0.3) $ 5.0 -107% $ (0.3) $ 0 .0 -4314% Provision for Income Taxes 29.1 34.5 -16% $ 29.1 $ 23.3 25% $ 63.7 $ 41.2 55% Acquisition and Transaction Costs 4.5 2.0 118% $ 4 .5 $ - $ 6 .5 $ - Covid Related Expenses 1.7 3.8 -56% $ 1 .7 $ 3.0 -43% $ 5 .5 $ 3 .1 79% Inventory Step up, Fair Value - 2.5 -100% $ - $ - $ 2 .5 $ - Total Adjustments 5 4.0 60.7 -11% $ 54.0 $ 42.5 27% $ 114.7 $ 67.3 70% Adjusted EBITDA 9 4.9 90.8 4% $ 94.9 $ 61.4 55% $ 185.7 $ 109.9 69% TRULIEVE IR PRESENTATION | AUGUST 2021 27